Q1 2024 Earnings Presentation May 8, 2024 A Tech-Enabled, Mission-Driven Specialty Finance Platform that Broadens the Reach of Community Banks to Extend Credit Access to Everyday Americans

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to its full year 2024 guidance, the future performance of OppFi’s platform, and expectations for OppFi’s growth, new products, and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions, including lingering effects of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income, and Adjusted EPS have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other addbacks and one-time expenses, net; and (4) other income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate of 23.56% for the three months ended March 31, 2024 and a tax rate of 24.14% for the three months ended March 31, 2023, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units, unvested performance stock units, and the employee stock purchase plan. Adjusted EPS is useful to investors and others because, due to OppFi’s Up-C structure, Basic EPS calculated on a GAAP basis excludes a large percentage of OppFi’s outstanding shares of common stock, which are Class V Voting Stock, and Diluted EPS calculated on a GAAP basis excludes dilutive securities, including Class V Voting Stock, in any period in which OppFi reports a loss as dilutive securities are considered to be antidilutive. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of OppFi’s non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of projected full year 2024 Adjusted Net Income and projected full year 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. Website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 Q1 2024 Highlights 3.5 percentage point increase year over year in total revenue yield to 129.5%3 33.5% increase year over year in recoveries of previously charged off receivables 110 basis point decrease year over year in annualized net charge-off rate as a percentage of total revenue to 47.9%3 5.8% increase year over year in total revenue to $127.3 million Net income of $10.1 million up from $3.9 million year over year, and adjusted net income of $8.8 million up from $3.9 million year over year1,2 Exceeded adjusted EPS guidance and raised full-year outlook for adjusted net income and adjusted EPS 1. Adjusted net income is a financial measure that has not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. 3. Beginning with the quarter ended June 30, 2023, for all periods presented, the Company updated its key performance metrics to reflect the Company’s decision to wind down its SalaryTap and OppFi Card businesses. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. Prior period metrics currently presented may differ slightly than previously reported due to the exclusion of SalaryTap and OppFi Card.

3 Key Company Highlights 1. 2015-2023 2. 2018-2023 Solid Revenue Growth 31% 5-year CAGR2 Significant Scale Facilitated more than $6.0 billion in gross loan issuance covering over 3.5 million loans, since inception3 Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 89% of decisions in 2023 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Exceptional Customer Satisfaction Net Promoter Score of 774; 4,300+ Trustpilot customer reviews with 4.5 / 5.0 average rating3 Profitable Across Business Cycles 9 consecutive years of net income1 3. As of 3/31/2024 4. For Q1 2024 at the time of loan approval

4 High Percentage of Americans Lack Savings and/or Credit Access 63 million U.S. consumers are credit marginalized1 62% of U.S. consumers live paycheck to paycheck2 56% of U.S. adults do not have savings to cover a $1,000 unplanned expense3 1. PYMNTS. "How Credit Insecurity is Changing U.S. Consumers’ Borrowing Habits” PYMNTS.com, April 2023. 2. PYMNTS. "New Reality Check: The Paycheck-to-Paycheck Report” PYMNTS.com, February 2024. 3. Bankrate. “Bankrate’s 2024 Annual Emergency Savings Report” Bankrate.com, February 2024.

OppFi Offers Market Leading Terms & Excellent Customer Experience

Market Leading Terms

- Simple interest, amortizing installment loans with no balloon payments
- No origination, late, or NSF fees
- No prepayment penalties
- Report to the 3 major credit bureaus
- Work compassionately with customers who require payment plan modification
- OppFi TurnUp Program helps eligible applicants find more affordable options by checking market for sub-36% APR products

OppFi Customers Can Use Proceeds for any Unexpected Expense

Auto Repair

Housing

Medical

Family

Education

Exceptional Customer Reviews

4.5/5.0
Trustpilot TrustScore[1]

77
Net Promoter Score (NPS)[2]

A
Rating with BBB [1]

OppFi

1. As of 3/31/2024
2. For Q1 2024 at the time of loan approval

5

6 OppFi Growth Strategy Accelerate Profitable Growth • Continue to refine and enhance underwriting model, focusing on more favorable credit tiers • Maintain low customer acquisition costs and grow lower cost channels, such as SEO Drive profitable OppLoans volume growth • Acquire platforms or assets providing accessible credit products to new customers • Expand into adjacent service businesses with synergies to core product • Achieve selected vertical integration Diversify into new customer and product types via M&A • Form new strategic channel relationships to reach more non-prime consumers at the point of need • Maintain and grow network of aggregators Serve more customers through new relationships and products

7 Q1 2024 Financial Highlights 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. Beginning with the quarter ended June 30, 2023, for all periods presented, the Company updated its key performance metrics to reflect the Company’s decision to wind down its SalaryTap and OppFi Card businesses. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. Prior period metrics currently presented may differ slightly than previously reported due to the exclusion of SalaryTap and OppFi Card. 3. Total net originations are defined as gross originations net of transferred balance on refinanced loans, while total retained net originations are defined as the portion of total net originations with respect to which the Company ultimately purchased a receivable from bank partners or originated directly. Total Revenue • Total revenue increased 6% year over year to $127M Net Originations2,3 • Total net originations increased 2% year over year to $163M • Total retained net originations decreased 2% year over year to $153M Ending Receivables2 • Ending receivables increased 0.5% year over year to $371M $10.1M Net Income $8.8M Adj. Net Income1 $0.29 Basic EPS $0.10 Diluted EPS $0.10 Adj. EPS1

8 Q1 2024 Performance Despite relatively steady receivables balances, a higher-yielding portfolio drove total revenue growth of 6% year over year for Q1. Ending Receivables ($ Millions) Total Revenue ($ Millions) Total Net Originations ($ Millions) $160 $160 $163 Q1 2022 Q1 2023 Q1 2024 +2% $333 $370 $371 Q1 2022 Q1 2023 Q1 2024 +0.5% $101 $120 $127 Q1 2022 Q1 2023 Q1 2024 +6%

Q1 2024 Key Performance Indicators[6]

UNAUDITED QUARTER ENDED

($ in millions)	3/31/2024	3/31/2023
Total Net Originations[1]	$163	$160
Total Retained Net Originations[1]	$153	$156
Ending Receivables[2]	$371	$370
% of Originations by Bank Partners	100%	95%
Net Charge-Offs as % of Total Revenue[3]	48%	49%
Net Charge-Offs as % of Avg. Receivables, Annualized[3]	62%	62%
Average Yield, Annualized[4]	130%	126%
Automatic Approval Rate[5]	73%	70%

Key Highlights[6]

Total net originations increased 2% year over year as a result of bank partners expanding into additional states, as well as enhanced lead evaluation capabilities driving higher quality applications, while **Total Retained Net Originations decreased 2% year over year**, attributed to one of our bank partners retaining a higher percentage of loans originated in certain states

Ending receivables increased 0.5% year over year as a result of a higher beginning receivables balance to begin 2024 relative to 2023

Annualized net charge-offs, as percentage of total revenue decreased to 48% from 49%, and as a percentage of average receivables held steady at 62%, a result of a higher yielding portfolio for the reasons discussed below combined with similar levels of charge-offs year over year

Yield increased to 130% versus 126% year over year due to a decrease in delinquent loans in the portfolio, lower enrollment in hardship and assistance programs, and a relative shift from states with lower interest rates

Automatic approval rate increased to 73% from 70% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process

1. Total net originations are defined as gross originations net of transferred balance on refinanced loans, while total retained net originations are defined as the portion of total net originations with respect to which the Company ultimately purchased a receivable from bank partners or originated directly.
2. Receivables are defined as the unpaid principal balances of loans at the end of the reporting period.
3. Net charge-offs as a percentage of total revenue and net charge-offs as a percentage of average receivables represent total charge-offs from the period less recoveries as a percentage of total revenue and as a percentage of average receivables. Net charge-offs as a percentage of average receivables is presented as an annualized metric. Finance receivables are charged off at the earlier of the time when accounts reach 90 days past due on a recency basis, when OppFi receives notification of a customer bankruptcy or is otherwise deemed uncollectible.
4. Average yield is defined as total revenue from the period as a percent of average receivables and is presented as an annualized metric.
5. Auto-approval rate is calculated by taking the number of approved loans that are not decisioned by a loan processor or underwriter (auto-approval) divided by the total number of loans approved.
6. Beginning with the quarter ended June 30, 2023, for all periods presented, the Company updated its key performance metrics to reflect the Company's decision to wind down its SalaryTap and OppFi Card businesses. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. Prior period metrics currently presented may differ slightly than previously reported due to the exclusion of SalaryTap and OppFi Card.

9

OppFi

10 Condensed Balance Sheet ($ in millions) 3/31/2024 12/31/2023 Assets Cash and Restricted Cash $88.7 $73.9 Finance Receivables at Fair Value 412.0 463.3 Finance Receivables at Amortized Cost, Net 0.1 0.1 Other Assets 62.4 64.2 Total Assets $563.2 $601.5 Liabilities and Stockholders’ Equity Accounts Payable and Accrued Expenses $24.0 $26.4 Other Liabilities 39.2 40.1 Total Debt 301.0 334.1 Warrant Liabilities 1.7 6.9 Total Liabilities 365.9 407.5 Total Stockholders’ Equity 197.3 194.0 Total Liabilities and Stockholders’ Equity $563.2 $601.5 Total cash and restricted cash increased by $15 million driven by an increase in received payments relative to originations and partially offset by payments of debt Finance receivables at fair value decreased by $51 million due to first quarter seasonality, which typically sees a decrease in receivables due to an increase in payments from tax season Total debt decreased by $33 million driven by a decline in utilization of revolving lines of credit Equity increased by $3 million driven by net income and stock-based compensation Key Highlights UNAUDITED

11 Expanded funding capacity more than 5x since 2017 Decreased cost of borrowing spread by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements • asset-backed facilities • bank provided asset-based loans • forward flow arrangements • total return swap Ample debt capacity provides a means to fund anticipated short-term future growth without equity Receivable Funding Capacity ($ in millions) $55 $126 $207 $142 $274 $346 $333 $300 $40 $52 $140 $338 $158 $137 $192 $225 $11 $23 $36 $46 $62 $50 $74 $89 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $599 $614 $201 $383 $526 $474 Reduced Cost of Financing and Strong Balance Sheet to Power Growth $532

12 $510M to $530M Raised Full Year 2024 Earnings Guidance Growth Profitability Profitability $50M to $54M $0.58 to $0.62 Total Revenue Affirmed Adjusted Net Income1 Raised from $46M to $49M Adjusted EPS1,2 Raised from $0.53 to $0.57 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. A reconciliation of projected 2024 Adjusted Net Income and projected 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. 2. Adj. EPS of $0.58 to $0.62 is based on approximate weighted average diluted shares outstanding of 86.5 million.

13 Appendix

14 Pro Forma Share Count as of March 31, 2024 (Unaudited) Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock 19,311,623 19,311,623 19,311,623 19,311,623 Class V Common Stock Held for the benefit of Pre-Business Combination OppFi Equity holders 66,106,194 66,106,194 66,106,194 66,106,194 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 85,417,817 85,417,817 85,417,817 85,417,817 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 85,249,053 93,917,817 102,417,817 110,917,817 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. This presentation excludes: 703,914 shares repurchased and held as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 22,794,973 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,672,427 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

15 Fair Market Valuation 1. Stated as a percentage of outstanding principal. Key Highlights • Interest rate increased by 60 bps due to relative increase in base APR loans in the portfolio • Default rate increased by 50 bps due to 2022 vintages with elevated losses ($ in thousands) 3/31/2024 12/31/2023 Outstanding Principal $371,386 $416,463 Interest Rate 156.7% 156.1% Discount Rate 26.2% 26.3% Servicing Cost1 (3.1)% (3.0)% Remaining Life 0.599 years 0.596 years Default Rate1 26.1% 25.6% Accrued Interest1 4.0% 4.3% Prepayment Rate1 21.2% 20.9% Premium to Principal1 6.9% 6.9% UNAUDITED

16 Q1 2024 Income Statement 1. Beginning with the quarter ended March 31, 2024, for all periods presented, the company reclassified certain expenses that were previously included in general, administrative, and other expenses to customer operations expenses. (in Thousands, except share and per share data) (Unaudited) 2024 2023 $ % Interest and loan related income 126,279$ 119,942$ 6,337$ 5.3% Other revenue 1,064 432 632 146.3% Total revenue 127,343 120,374 6,969 5.8% Change in fair value of finance receivables (64,102) (63,118) (984) 1.6% Provision for credit losses on finance receivables (27) (70) 43 (61.4%) Net revenue 63,214 57,186 6,028 10.5% Expenses: Sales and marketing 8,177 9,847 (1,670) (17.0%) Customer operations(1) 11,363 11,034 329 3.0% Technology, products, and analytics 9,779 9,955 (176) (1.8%) General, administrative, and other(1) 17,181 11,249 5,932 52.7% Total expenses before interest expense 46,500 42,085 4,415 10.5% Interest expense 11,430 11,371 59 0.5% Total expenses 57,930 53,456 4,474 8.4% Income from operations 5,284 3,730 1,554 41.7% Change in fair value of warrant liabilities 5,171 153 5,018 3279.7% Other income 80 193 (113) (58.5%) Income before income taxes 10,535 4,076 6,459 158.5% Income tax expense 404 146 258 176.7% Net income 10,131 3,930 6,201 157.8% Less: net income attributable to noncontrolling interest 4,594 3,679 915 24.9% Net income attributable to OppFi Inc. 5,537$ 251$ 5,286$ 2106.0% Earnings per share attributable to OppFi Inc. Earnings per common share: Basic 0.29$ 0.02$ Diluted 0.10$ 0.02$ Weighted average common shares outstanding: Basic 19,205,427 15,037,326 Diluted 86,243,498 15,189,895 Three Months Ended March 31, Variance

17 Condensed Balance Sheet March 31, December 31, (in Thousands) 2024 2023 $ % Unaudited Assets Cash and restricted cash 88,721$ 73,943$ 14,778$ 20.0% Finance receivables at fair value 412,038 463,320 (51,282) (11.1%) Finance receivables at amortized cost, net 48 110 (62) (56.4%) Other assets 62,399 64,170 (1,771) (2.8%) Total assets 563,206$ 601,543$ (38,337)$ (6.4%) Liabilities and stockholders' equity Accounts payable and accured expenses 24,012$ 26,448$ (2,436)$ (9.2%) Other liabilities 39,185 40,086 (901) (2.2%) Total debt 301,024 334,116 (33,092) (9.9%) Warrant liabilities 1,693 6,864 (5,171) (75.3%) Total liabilities 365,914$ 407,514$ (41,600)$ (10.2%) Total stockholders' equity 197,292 194,029 3,263 1.7% Total liabilities and stockholders' equity 563,206$ 601,543$ (38,337)$ (6.4%) Variance

18 Condensed Cash Flow Statement (in Thousands) (Unaudited) 2024 2023 $ % Net cash provided by operating activities 74,427$ 65,637$ 8,790$ 13.4% Net cash used in investing activities (18,005) (28,300) 10,295 (36.4%) Net cash used in provided by financing activities (41,644) (15,633) (26,011) 166.4% Net increase in cash and restricted cash 14,778$ 21,704$ (6,926)$ (31.9%) Three Months Ended March 31, Variance

19 Q1 2024 Net Income to Adjusted EBT and Adjusted Net Income Reconciliation 1. For the three months ended March 31, 2024, other addbacks and one-time expenses, net of $6.2 million included a $2.9 million expense related to OppFi Card’s exit activities, $1.0 million in stock compensation expenses, $0.8 million in severance expenses, $0.8 million in expenses related to corporate development, and $0.7 million in expenses related to legal matters. For the three months ended March 31, 2023, other addbacks and one-time expenses, net of $1.3 million included $1.1 million in stock compensation expenses, $0.1 million in severance expenses and a $0.1 million expense related to the change in the value of the OppFi Card finance receivables held for sale. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. 3. Assumes a tax rate of 23.56% for the three months ended March 31, 2024 and 24.14% for the three months ended March 31, 2024, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes. (in Thousands, except share and per share data) (Unaudited) 2024 2023 $ % Net income 10,131$ 3,930$ 6,201$ 157.8% Income tax expense 404 146 258 176.7% Other income (80) (193) 113 (58.5%) Change in fair value of warrant liabilities (5,171) (153) (5,018) 3279.7% Other addbacks and one-time expenses, net 1 6,203 1,352 4,851 358.8% Adjusted EBT 2 11,487 5,082 6,405 126.0% Less: pro forma taxes 3 (2,706) (1,227) (1,479) 120.5% Adjusted net income 2 8,781 3,855 4,926 127.8% Adjusted earnings per share 2 0.10$ 0.05$ Weighted average diluted shares outstanding 86,243,498 84,432,529 Three Months Ended March 31, Variance

20 Q1 2024 Diluted Shares as Reflected in Adjusted Earnings Per Share (Unaudited) 2024 2023 Weighted average Class A common stock outstanding 19,205,427 15,037,326 Weighted average Class V voting stock outstanding 91,898,193 94,742,634 Elimination of earnouts at period end (25,500,000) (25,500,000) Dilutive impact of restricted stock units 562,950 122,571 Dilutive impact of performance stock units 76,928 29,998 Weighted average diluted shares outstanding 86,243,498 84,432,529 Three Months Ended March 31,

21 Q1 Adjusted Earnings Per Share 1. For the three months ended March 31, 2024, other addbacks and one-time expenses, net of $6.2 million included a $2.9 million expense related to OppFi Card’s exit activities, $1.0 million in stock compensation expenses, $0.8 million in severance expenses, $0.8 million in expenses related to corporate development, and $0.7 million in expenses related to legal matters. For the three months ended March 31, 2023, other addbacks and one-time expenses, net of $1.3 million included $1.1 million in stock compensation expenses, $0.1 million in severance expenses and a $0.1 million expense related to the change in the value of the OppFi Card finance receivables held for sale. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. (in Thousands, except share and per share data) (Unaudited) $ Per Share $ Per Share Weighted average diluted shares outstanding 86,243,498 84,432,529 Net income 10,131$ 0.12$ 3,930$ 0.05$ Income tax expense 404 0.00 146 0.00$ Other income (80) (0.00) (193) (0.00)$ Change in fair value of warrant liabilities (5,171) (0.06) (153) (0.00)$ Other addbacks and one-time expenses, net 1 6,203 0.07 1,352 0.02$ Adjusted EBT 2 11,487$ 0.13$ 5,082$ 0.06$ Less: pro forma taxes (2,706) (0.03) (1,227) (0.01)$ Adjusted net income 2 8,781$ 0.10$ 3,855$ 0.05$ Three Months Ended March 31, 2024 Three Months Ended March 31, 2023